IN THE UNITED STATES BANKRUPTCY COURT

FOR THE WESTERN DISTRICT OF TEXAS

SAN ANTONIO DIVISION

In re:	§	Chapter 11
§
TOOTIE PIE COMPANY, INC. D/B/A	§	Case No. 13-51808
TOOTIE GOURMET PIE CAFÉ	§
§
Debtor	§

DEBTOR TOOTIE PIE COMPANY, INC.’S FIRST SUPPLEMENT TO DEBTOR’S
FIRST AMENDED DISCLOSURE STATEMENT DATED FEBRUARY 14, 2014

Debtor, Tootie Pie Company, Inc. hereby files this First Supplement to Debtor’s First Amended Disclosure Statement Dated February 14, 2014 (“Supplement”) and shows:

Debtor’s first amended disclosure statement was filed on February 14, 2014 (“First Amended Disclosure Statement”). Debtor’s First Amended Disclosure Statement contained its projected earnings and expenses via an attachment.1 Attached as Exhibit “A” to this Supplement are revised projected earnings and expenses that wholly replace Exhibit “G” to Debtor’s First Amended Disclosure Statement.

The purpose of the revised projections is to give creditors and parties in interest a more accurate understanding of Debtor’s financial situation particularly in regard to the months surrounding confirmation. Originally, Debtor projected a small net profit for January 2014. However, several factors contributed to a significant net loss, which is likely to continue through spring 2014. The most prominent issue is that two very large purchase orders were held up because Debtor is still in Chapter 11. It is Debtor’s understanding that upon confirmation the orders will continue. Second, there was a third payroll run in January, and Debtor had expenses carry forward from December. Third, wholesalers did not get the 8 inch pies into their systems for ordering until recently and Café sales decreased significantly until the company added new “Groupons” and Amazon Local coupons. Finally, expenses related to the bankruptcy case were paid.

1 Exhibit “G” to Debtor’s First Amended Plan

In the coming months, Debtor will continue to have significant bankruptcy related expenses consisting of 1) bankruptcy legal fees; 2) legal fees and costs related to bringing the company within SEC compliance; 3) accounting fees both for general accounting and accounting related to bringing the company within SEC compliance; and 4) administrative expenses.

Because many of these expenses need to be paid prior to confirmation, Debtor is filing contemporaneously with this Supplement an expedited motion requesting debtor-in-possession financing on an unsecured basis but with administrative priority in the amount of up to approximately $172,000 at 7% interest. While this loan will increase the amount of administrative debt on the estate, the lenders, which consist of the purchasers of the TCA Claim, agree to convert the Debt to preferred stock upon confirmation under the same terms given to new investment dollars brought in post confirmation.

Next, GRS Solutions, LLC, a company owned by Brian Gile, provided purchase order financing during the bankruptcy. Approximately $120,000 to $148,000 of the funds have not been repaid because 1) the funds were used toward company operations or 2) certain purchase orders failed. To the extent there are outstanding receivables owed to GRS Solutions, LLC at the time of confirmation, GRS Solutions, LLC has agreed to convert the amount owed in principal and interest to an unsecured 2 year promissory note at 8% interest with the right to convert the outstanding principal and interest to preferred stock under the same terms given to new investment dollars brought in post confirmation for a period of 12 months following the effective date of the plan. Debtor is preparing a motion for Court approval of this arrangement. The estimated amount of this note will be $120,000 to $148,000.

Dated: February 27, 2014

Respectfully submitted,

	By:	/s/ Leslie E. Doss
Leslie E. Doss, President,
Tootie Pie Company, Inc.

	By:	/s/ Ronald J. Smeberg
Ronald J. Smeberg, Attorney for Debtor

State Bar No. 24033967
11550 IH 10 West, Suite 180
San Antonio, Texas 78230
210-695-6684 (Tel)
210-598-7357 (Fax)
ATTORNEY FOR DEBTOR

CERTIFICATE OF SERVICE

I hereby certify that on February 27, 2014, true and correct copies of the attached was served upon the attached service list by first class mail postage prepaid.

By:	/s/ Ronald J. Smeberg

TOOTIE PIE CO
Proforma Budget for Tens Years
For the Eight Months Ending March 31, 2014
With Apples
											Year to Date	Year to Date	Year to Date	Year to Date	Year to Date	Year to Date	Year to Date	Year to Date
	September 2013	October 2013	November 2013	December 2013	January 2014	February 2014	March 2014	April 2014	May 2014	June 2014	"CY 2014"	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Revenues
Pie Sales - Internet	$7,010	$3,952	$55,000	$23,000	$1,024	$4,500	$7,500	$8,250	$8,750	$9,250	$128,236	$232,267	$240,397	$248,811	$257,519	$266,532	$275,861	$285,516
Pie Sales-Mail/Ph Order-Boerne	$-	$(1,798)	$75	$75	$-	$75	$349	$349	$349	$349	$(176)	$(318)	$(329)	$(341)	$(353)	$(365)	$(378)	$(391)
Pie Sales-Quarterly	$165	$33	$316	$759	$-	$790	$158	$158	$158	$158	$2,696	$4,882	$5,053	$5,230	$5,413	$5,603	$5,799	$6,002
Pie Sales-Half Year	$130	$33	$221	$537	$-	$917	$980	$980	$980	$980	$5,759	$10,431	$10,796	$11,174	$11,565	$11,970	$12,389	$12,822
Pie Sales-Year Rounder	$787	$629	$917	$601	$-	$506	$569	$569	$569	$569	$5,716	$10,353	$10,715	$11,090	$11,478	$11,880	$12,296	$12,726
Pie Sales - Walk-in - Boerne	$4,164	$2,853	$22,500	$23,500	$1,400	$2,000	$2,500	$2,500	$2,500	$2,500	$66,417	$120,298	$124,508	$128,866	$133,376	$138,044	$142,876	$147,877
Pie Sales - Corporate - Boerne	$29,114	$22,847	$22,500	$115,000	$16,592	$2,000	$4,000	$7,500	$8,500	$9,500	$237,553	$430,268	$445,327	$460,914	$477,046	$493,742	$511,023	$528,909
Sales - Huebner	$19,611	$27,024	$22,500	$22,500	$9,100	$12,500	$13,750	$14,750	$15,750	$17,750	$175,235	$317,394	$328,503	$340,001	$351,901	$364,217	$376,965	$390,159
Sales - Austin Arboretum	$15,362	$19,527	$29,456	$26,573	$5,265	$11,250	$12,250	$13,250	$14,250	$15,252	$162,435	$294,210	$304,507	$315,165	$326,195	$337,612	$349,429	$361,659
Sales - Heights	$15,264	$19,862	$24,750	$27,228	$4,505	$9,750	$10,250	$11,250	$13,250	$14,250	$150,359	$272,338	$281,870	$291,736	$301,947	$312,515	$323,453	$334,774
Pie Sales - Employee	$-	$35	$-	$-	$-	$-	$-	$-	$-	$-	$35	$63	$66	$68	$70	$73	$75	$78
Pie Sales - Shipping Resends	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - BEK - SA	$9,363	$29,180	$35,000	$-	$16,750	$12,500	$15,000	$19,750	$21,500	$22,500	$181,543	$328,820	$340,328	$352,240	$364,568	$377,328	$390,535	$404,203
Pie Sales - BEK-FW	$-	$-	$-	$-	$-	$1,250	$2,250	$2,250	$2,250	$2,250	$10,250	$18,565	$19,215	$19,888	$20,584	$21,304	$22,050	$22,822
Pie Sales - BEK-Albuquerque	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - BEK-Oklahoma	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - BEK- Amarillo	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Grocery/HEB	$-	$10,594	$-	$-	$-	$-	$-	$-	$-	$-	$10,594	$19,188	$19,860	$20,555	$21,275	$22,019	$22,790	$23,587
Pie Sales - PFG Temple	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Private Label	$-	$-	$-	$-	$-	$-	$-	$5,500	$10,500	$12,500	$28,500	$51,621	$53,427	$55,297	$57,233	$59,236	$61,309	$63,455
Pie Sales - Cheney - Ocala	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - MartinPref-Houston	$779	$1,701	$1,701	$-	$-	$-	$2,240	$2,250	$2,750	$2,350	$13,771	$24,943	$25,816	$26,719	$27,654	$28,622	$29,624	$30,661
Pie Sales - Reinhart	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco-SA	$-	$-	$-	$3,750	$-	$3,985	$1,000	$1,000	$1,000	$1,000	$11,735	$21,255	$21,999	$22,769	$23,566	$24,391	$25,244	$26,128
Pie Sales - Sysco - Austin	$-	$-	$-	$-	$-	$-	$-	$780	$780	$780	$2,340	$4,238	$4,387	$4,540	$4,699	$4,864	$5,034	$5,210
Pie Sales - Sysco - Houston	$2,656	$1,403	$2,500	$-	$-	$1,500	$1,251	$1,251	$1,251	$1,251	$13,063	$23,661	$24,489	$25,346	$26,233	$27,151	$28,101	$29,085
Pie Sales - Sysco - Dallas	$-	$-	$3,000	$-	$-	$-	$-	$1,500	$1,500	$1,500	$7,500	$13,584	$14,060	$14,552	$15,061	$15,588	$16,134	$16,699
Pie Sales - Sysco - St. Louis	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco - Jackson	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco -East Texas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Sysco - Oklahoma	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Pie Sales - Toyota	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$243,695	$252,224	$261,052	$270,189	$279,646	$289,433	$299,563
Pie Sales -Airgas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$546,150	$565,265	$585,050	$605,526	$626,720	$648,655	$671,358
Pie Sales - End User - Direct	$-	$-	$-	$9,000	$-	$48	$-	$-	$-	$-	$9,048	$18,729	$19,384	$20,063	$20,765	$21,492	$22,244	$23,022
Pie Sales - Catalog-Wholesale	$104	$104	$-	$1,250	$-	$200	$200	$200	$200	$200	$2,458	$5,088	$5,266	$5,450	$5,641	$5,839	$6,043	$6,255
Franchise Sales	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$270,000	$303,750	$341,719	$384,434	$432,488	$486,549	$547,367
Franchise Royalty Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$16,200	$18,225	$20,503	$23,066	$25,949	$29,193	$32,842
Franchise Start Fees	$-	$-	$-		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Income	$(390)	$(577)	$-	$-	$-	$-	$-	$-	$-	$-	$(967)	$(1,001)	$(1,036)	$(1,072)	$(1,110)	$(1,148)	$(1,189)	$(1,230)
Packaging Fee Income	$75	$-	$1,610	$400	$-	$175	$175	$175	$175	$175	$2,960	$3,064	$3,171	$3,282	$3,397	$3,516	$3,639	$3,766
Shipping Charges Reimbursed	$3,441	$13,451	$18,000	$35,000	$5,870	$1,250	$1,050	$1,050	$1,050	$1,050	$81,212	$105,068	$108,745	$112,551	$116,491	$120,568	$124,788	$129,155
Wholesale Shipping Reimb	$-	$-	$379	$274		$854	$750	$750	$750	$750	$4,507	$4,665	$4,828	$4,997	$5,172	$5,353	$5,540	$5,734

Total Revenues	$107,635	$150,853	$240,425	$289,447	$60,506	$66,050	$76,223	$96,013	$108,763	$116,865	$1,312,779	$3,409,719	$3,554,818	$3,708,214	$3,870,601	$4,042,747	$4,225,503	$4,419,812

Cost of Sales
Cost of Goods Sold - Boerne	$16,723	$44,160	$40,612	$65,389	$7,606	$4,315	$6,423	$8,123	$8,723	$9,323	$178,480	$322,492	$334,587	$346,298	$358,418	$370,963	$383,946	$397,384
Cost of Goods Sold - BEK	$-	$-	$21,000	$-	$10,050	$8,250	$10,350	$13,200	$14,250	$14,850	$91,950	$166,142	$171,542	$177,117	$182,873	$188,817	$194,953	$201,289
Cost of Goods Sold - SYSCO ETC	$-	$-	$3,961	$7,700	$-	$3,153	$2,580	$6,865	$9,890	$10,770	$44,917	$49,855	$51,476	$53,149	$54,876	$56,659	$58,501	$60,402
Cost of Goods Sold - Toyota	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$97,478	$100,890	$104,421	$108,076	$111,858	$115,773	$119,825
Cost of Goods Sold - Air Gas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$218,460	$226,106	$234,020	$242,211	$250,688	$259,462	$268,543
Cost of Goods Sold - Huebner	$5,552	$6,995	$8,550	$8,550	$3,926	$4,750	$5,225	$5,605	$5,985	$6,745	$61,883	$111,815	$115,449	$119,201	$123,075	$127,075	$131,205	$135,469
Cost of Goods Sold - Austin Arboretum	$4,797	$7,454	$11,193	$10,098	$2,745	$4,275	$4,655	$5,035	$5,415	$5,796	$61,463	$111,055	$114,665	$118,391	$122,239	$126,212	$130,313	$134,549
Cost of Goods Sold - Heights	$4,234	$6,039	$9,405	$10,347	$4,444	$3,705	$3,895	$4,275	$5,035	$5,415	$56,794	$102,619	$105,954	$109,398	$112,953	$116,624	$120,415	$124,328
Inventory Adjustment	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Franchise Cost of Goods Sold	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$162,000	$182,250	$205,031	$230,660	$259,493	$291,929	$328,420
Manufacturing - Rejects	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Manufacturing - Testing	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Manufacturing Equip Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Raw Material Storage Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Raw Material Freight Expense	$-	$-	$-	$3,557	$-	$-	$-	$-	$-	$-	$3,557	$6,427	$6,636	$6,852	$7,074	$7,304	$7,542	$7,787
Cleaning Supplies - Boerne	$-	$-	$200	$322	$91	$50	$-	$-	$325	$-	$987	$1,784	$1,842	$1,901	$1,963	$2,027	$2,093	$2,161
Laundry and Cleaning Exp	$-	$57	$359	$133	$99	$99	$25	$25	$25	$25	$845	$1,526	$1,576	$1,627	$1,680	$1,735	$1,791	$1,849
Cooking Supplies - Boerne	$-	$-	$1,009	$570	$236	$250	$250	$250	$250	$250	$3,065	$5,538	$5,717	$5,903	$6,095	$6,293	$6,498	$6,709
Cooking Supplies - Retail	$-	$-	$2	$2,533	$70	$363	$60	$60	$60	$60	$3,208	$5,796	$5,985	$6,179	$6,380	$6,587	$6,801	$7,022
Direct Manf. Labor - Boerne	$7,589	$10,462	$1,875	$9,750	$26,604	$6,750	$6,250	$6,050	$4,250	$-	$79,580	$102,708	$106,046	$109,492	$113,051	$116,725	$120,519	$124,436
Consulting Ser - Manufacturing	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Indirect Labor Costs-Admin	$-	$3,467	$-	$-	$-	$-	$-	$-	$-	$-	$3,467	$4,475	$4,620	$4,770	$4,925	$5,085	$5,251	$5,421
Indirect Labor Costs-Cleaning	$-	$-	$757	$556	$108	$201	$175	$175	$175	$-	$2,146	$2,770	$2,860	$2,952	$3,048	$3,148	$3,250	$3,355
Maint - Man. Equip - Boerne	$-	$-	$-	$1,057	$114	$824	$1,747	$1,747	$1,747	$1,747	$8,983	$16,232	$16,759	$17,304	$17,866	$18,447	$19,046	$19,665
Packaging Expense - Retail	$-	$-	$777	$2,209	$282	$1,000	$1,250	$1,250	$1,250	$1,250	$9,268	$16,746	$17,291	$17,853	$18,433	$19,032	$19,650	$20,289
Rent - Manufacturing	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$3,618	$36,180	$65,373	$67,497	$69,691	$71,956	$74,295	$76,709	$79,202
Trash Removal - Boerne	$736	$-	$268	$300	$268	$129	$167	$167	$167	$167	$2,369	$4,281	$4,420	$4,563	$4,712	$4,865	$5,023	$5,186
Utilities Exp - Man.- Boerne	$-	$1,171	$890	$899	$665	$656	$1,199	$489	$489	$489	$6,946	$12,551	$12,959	$13,380	$13,815	$14,264	$14,728	$15,206
Utilities Exp-Manf-Water/Sewer	$323	$105	$127	$139	$86	$86	$245	$225	$225	$225	$1,785	$3,226	$3,331	$3,439	$3,551	$3,666	$3,785	$3,908
Propane Exp - Boerne	$-	$506	$81	$591	$-	$-	$-	$-	$-	$-	$1,178	$2,128	$2,197	$2,268	$2,342	$2,418	$2,497	$2,578
Pest Control Services	$-	$-	$86	$86	$86	$86	$86	$86	$86	$86	$684	$1,236	$1,276	$1,318	$1,361	$1,405	$1,451	$1,498
Dep - Manufacturing Equip.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Depreciation Exp - Bldg.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Total Cost of Sales	$43,572	$84,034	$104,769	$128,402	$61,096	$42,558	$48,199	$57,243	$61,963	$60,814	$692,651	$1,594,712	$1,663,929	$1,736,519	$1,813,633	$1,895,684	$1,983,130	$2,076,483

Gross Profit	$64,063	$66,819	$135,656	$161,045	$(590)	$23,492	$28,024	$38,769	$46,799	$56,050	$620,128	$1,815,008	$1,890,889	$1,971,695	$2,056,969	$2,147,064	$2,242,373	$2,343,329

Expenses
Finished Inv Storage Exp - SA	$220	$220	$1,629	$987	$1,294	$250	$200	$200	$200	$200	$5,399	$9,755	$10,048	$10,349	$10,660	$10,980	$11,309	$11,648
Cleaning Supplies - Retail	$-	$-	$352	$2,054	$-	$-	$81	$81	$81	$81	$2,732	$4,936	$5,084	$5,237	$5,394	$5,556	$5,722	$5,894
Laundry and Clean- Exp -Retail	$208	$208	$29	$185	$-	$-	$-	$-	$-	$-	$631	$1,140	$1,174	$1,209	$1,245	$1,283	$1,321	$1,361
Finished Inv Storage - FW	$-	$-	$-	$-	$2,553	$-	$-	$-	$-	$-	$2,553	$4,613	$4,751	$4,894	$5,041	$5,192	$5,348	$5,508
Indirect Labor Costs-Giftwrap	$-	$211	$331	$497	$-	$-	$-	$-	$-	$-	$1,038	$1,876	$1,932	$1,990	$2,050	$2,111	$2,175	$2,240
Indirect Labor Costs-Packaging	$606	$2,464	$-	$-	$-	$-	$-	$-	$-	$-	$3,070	$5,547	$5,714	$5,885	$6,061	$6,243	$6,431	$6,624
Gift Wrapping Material	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Packaging Expense - Boerne	$2,528	$5,128	$1,989	$674	$250	$250	$250	$250	$250	$250	$11,819	$21,355	$21,996	$22,656	$23,335	$24,035	$24,756	$25,499
Dep - Furniture/Fixture Retail	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Sales - Sal&Wag - Boerne	$4,521	$1,897	$3,000	$3,000	$3,000	$4,750	$4,750	$4,750	$4,750	$4,750	$39,168	$70,772	$72,895	$75,082	$77,334	$79,654	$82,044	$84,505
Sales - Sal&Wag - Retail	$780	$-	$3,300	$3,300	$3,300	$-	$-	$-	$-	$-	$10,680	$19,297	$19,876	$20,473	$21,087	$21,719	$22,371	$23,042
Stock Based Comp - Sales / Mkt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Stock Option Comp - Sales / Mkt	$-	$-	$-	.	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dist. Exp - Frght/WholSlRembrs	$598	$-	$1,423	$817	$266	$845	$750	$750	$750	$750	$6,948	$12,555	$12,931	$13,319	$13,719	$14,130	$14,554	$14,991
Dist. Exp - Dep.WebsiteSoftwar	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dist. Exp - Dep. Package Equip	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll-Huebner	$5,734	$6,298	$5,250	$5,250	$4,250	$5,150	$4,450	$4,250	$4,250	$4,250	$49,132	$88,775	$91,439	$94,182	$97,007	$99,917	$102,915	$106,002
Payroll-Austin Arboretum	$5,192	$5,058	$5,575	$5,575	$4,575	$5,757	$4,775	$4,575	$4,575	$4,575	$50,232	$90,763	$93,486	$96,290	$99,179	$102,154	$105,219	$108,376
Payroll- Heights	$6,139	$5,908	$5,975	$5,975	$4,275	$4,750	$4,375	$4,275	$4,275	$4,275	$50,222	$90,745	$93,467	$96,271	$99,159	$102,134	$105,198	$108,354
Rent or Lease Expense-Huebner	$3,274	$3,274	$3,348	$3,348	$3,348	$3,348	$3,348	$3,348	$3,348	$3,348	$33,332	$40,176	$41,381	$42,622	$43,901	$45,218	$46,574	$47,972
Rent or Lease Expense-Austin Arboretum	$4,858	$4,747	$5,889	$5,889	$5,889	$5,889	$5,889	$5,889	$5,889	$5,889	$56,713	$70,662	$72,782	$74,966	$77,215	$79,531	$81,917	$84,374
Rent or Lease Expense- Heights	$3,463	$3,463	$3,741	$3,741	$3,741	$3,741	$3,741	$3,741	$3,741	$3,741	$36,854	$44,892	$46,239	$47,626	$49,055	$50,526	$52,042	$53,603
Utilities Expense - Huebner	$943	$-	$621	$666	$817	$1,178	$800	$800	$800	$800	$7,426	$9,603	$9,891	$10,188	$10,493	$10,808	$11,132	$11,466
Utilities Expense - Austin Arboretum	$1,591	$398	$621	$666	$3,051	$1,298	$800	$800	$800	$800	$10,826	$9,603	$9,891	$10,188	$10,493	$10,808	$11,132	$11,466
Utilities Expense - Heights	$1,233	$261	$621	$666	$1,057	$1,375	$800	$800	$800	$800	$8,414	$9,603	$9,891	$10,188	$10,493	$10,808	$11,132	$11,466
Depreciate - Retail Selling Eq	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Lease Expense - Retail Equip	$65	$250	$-	$-	$-	$-	$-	$-	$-	$-	$315	$569	$586	$604	$622	$641	$660	$680
Store Decorations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Dist. Exp - Shipping/Mkting	$257	$3,140	$246	$885	$471	$775	$760	$760	$760	$760	$8,814	$15,926	$16,404	$16,896	$17,403	$17,925	$18,462	$19,016
Dist. Exp - Shipping/Retail	$5,138	$13,451	$2,604	$35,000	$9,570	$1,375	$1,050	$1,050	$1,050	$1,050	$71,338	$92,071	$94,833	$97,678	$100,608	$103,626	$106,735	$109,937
Dist. Exp - Merchant/CC Fees	$81	$1,790	$1,550	$15,345	$6,370	$1,875	$2,130	$2,130	$2,130	$2,130	$35,533	$64,204	$66,130	$68,114	$70,157	$72,262	$74,430	$76,662
Dist. Exp - Subscriptions	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-		$-	$-	$-	$-	$-	$-	$-

Total Selling Expenses	$47,429	$58,166	$48,093	$94,520	$58,076	$42,605	$38,950	$38,450	$38,450	$38,450	$503,189	$779,437	$802,820	$826,905	$851,712	$877,263	$903,581	$930,688

General & Admin. Expenses
Advertising Expense	$-	$-	$-	$-	$851	$-	$-	$-	$-	$-	$851	$5,000	5250	5513	5788	6078	6381	6700
Amortization Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	0	$-	$-	$-	$-	$-
Auto Expense	$87	$500	$211	$500	$748	$500	$500	$500	$500	$500	$4,546	$8,214	$8,460	$8,714	$8,976	$9,245	$9,522	$9,808
Bank Charges	$78	$40	$50	$40	$40	$40	$40	$40	$40	$40	$448	$809	$834	$859	$885	$911	$938	$967
Compliance Expense - Boerne	$12	$12	$-	$428	$12	$276	$12	$12	$12	$12	$788	$1,424	$1,467	$1,511	$1,556	$1,603	$1,651	$1,700
Computer/Network Support	$147	$377	$2,069	$99	$6,581	$1,275	$1,350	$295	$295	$295	$12,782	$23,096	$23,789	$24,503	$25,238	$25,995	$26,775	$27,578
Computer/Netwrk Support Retail	$20	$50	$20	$50	$250	$250	$250	$250	$250	$250	$1,640	$2,963	$3,052	$3,144	$3,238	$3,335	$3,435	$3,538
Copying Expense	$-	$-	$-	$-	$-	$7	$-	$-	$-	$-	$7	$12	$13	$13	$13	$14	$14	$15
Dues and Subscriptions Exp	$-	$280	$-	$-	$-	$158	$136	$136	$136	$136	$982	$1,774	$1,827	$1,882	$1,938	$1,996	$2,056	$2,118
Equipment Expense - Boerne	$812	$500	$608	$500	$500	$200	$200	$200	$200	$200	$3,920	$7,083	$7,295	$7,514	$7,740	$7,972	$8,211	$8,457
Equipment Expense - Huebner	$186	$200	$-	$200	$200	$200	$200	$200	$200	$200	$1,786	$3,227	$3,324	$3,424	$3,526	$3,632	$3,741	$3,853
Equipment Expense - Austin Arboretum	$-	$200	$-	$200	$200	$200	$200	$200	$200	$200	$1,600	$2,891	$2,978	$3,067	$3,159	$3,254	$3,351	$3,452
Equipment Expense - Heights	$407	$200	$-	$200	$200	$200	$200	$200	$200	$200	$2,007	$3,626	$3,735	$3,847	$3,963	$4,082	$4,204	$4,330
Freight Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Insurance Expense	$816	$6	$39	$12	$6	$6	$6	$6	$6	$6	$909	$1,642	$1,692	$1,742	$1,795	$1,849	$1,904	$1,961
Insurance Exp - Bus.Owners	$-	$555	$555	$555	$659	$555	$555	$555	$555	$555	$5,099	$9,213	$9,490	$9,774	$10,068	$10,370	$10,681	$11,001
Insurance Exp - Work. Comp.	$-	$1,585	$-	$2,035	$2,552	$1,176	$1,076	$1,076	$1,076	$1,076	$11,654	$21,057	$21,688	$22,339	$23,009	$23,699	$24,410	$25,143
Interest Expense - Boerne	$-	$938	$1,000	$938	$-	$-	$-	$-	$-	$-	$2,875	$5,195	$5,351	$5,511	$5,676	$5,847	$6,022	$6,203
Principal and Interest Exp - TCA	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Interest Expense - Boerne	$-	$-	$-	$-	$-	$-	$6,000	$6,000	$6,000	$6,000	$24,000	$43,365	$44,666	$46,006	$47,386	$48,808	$50,272	$51,780
Trustee Fees	$-	$-	$-	$-	$4,875	$-	$-	$-	$-	$4,875	$9,750	$19,500	$-	$-	$-	$-	$-	$-
Internet Expense- Retail	$-	$-	$-	$504	$281	$267	$307	$307	$307	$307	$2,281	$4,122	$4,246	$4,373	$4,504	$4,640	$4,779	$4,922
Investor Relations - Boerne	$-	$-	$-	$-	$2,543	$-	$-	$-	$-	$-	$2,543	$4,595	$4,733	$4,875	$5,021	$5,172	$5,327	$5,487
Senior Management Salary/Fees	$5,967	$5,490	$10,500	$10,500	$8,500	$10,500	$10,500	$10,500	$10,500	$10,500	$93,457	$168,865	$173,931	$179,149	$184,523	$190,059	$195,761	$201,634
Legal and Professional Expense	$-	$1,218	$4,000	$4,000	$22,756	$25,000	$15,000	$4,000	$4,000	$4,000	$83,974	$151,731	$156,282	$160,971	$165,800	$170,774	$175,897	$181,174
Licenses, Fees & Permits Exp	$1,254	$410	$1,244	$501	$472	$321	$386	$386	$386	$386	$5,746	$10,382	$10,693	$11,014	$11,344	$11,685	$12,035	$12,396
Maintenance - Building/Grounds	$453	$-	$735	$-	$-	$-	$-	$-	$-	$-	$1,188	$2,147	$2,211	$2,278	$2,346	$2,417	$2,489	$2,564
Maintenance - Building -Retail	$-	$-	$300	$300	$300	$300	$300	$300	$300	$300	$2,400	$4,337	$4,467	$4,601	$4,739	$4,881	$5,027	$5,178
Maintenance - Office Equip	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Meals and Entertainment Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Office Decorations	$-	$-	$-	$-	$20	$-	$45	$45	$45	$45	$199	$360	$370	$382	$393	$405	$417	$429
Office Supplies Exp - Boerne	$52	$642	$1,201	$1,813	$163	$226	$85	$85	$85	$85	$4,437	$8,016	$8,257	$8,505	$8,760	$9,023	$9,293	$9,572
Office Supplies Exp - Retail	$-	$100	$100	$100	$100	$100	$100	$100	$100	$100	$900	$1,626	$1,675	$1,725	$1,777	$1,830	$1,885	$1,942
Office Equipment Exp - Boerne	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Office Equipment Lease -Boerne	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll - Admin Salaries	$-	$-	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$6,500	$52,000	$93,958	$96,776	$99,680	$102,670	$105,750	$108,922	$112,190
Payroll Admin Expense	$-	$-	$-	$-	$3,500	$3,500	$3,500	$3,500	$3,500	$3,500	$21,000	$37,944	$39,083	$40,255	$41,463	$42,707	$43,988	$45,308
Payroll Tax Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
SUTA Expense - Texas	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Penalty Expense	$292	$-	$-	$-	$-	$-	$-	$-	$-	$-	$292	$528	$543	$560	$577	$594	$612	$630
Pest Control Services- Retail	$92	$252	$300	$300	$300	$300	$300	$300	$300	$300	$2,744	$4,958	$5,107	$5,260	$5,418	$5,580	$5,748	$5,920
Postage Expense	$253	$-	$15	$53	$104	$65	$15	$15	$15	$15	$552	$998	$1,028	$1,059	$1,090	$1,123	$1,157	$1,192
Press Release Exp		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Rent or Lease Expense	$753	$753	$-	$-	$5,619						$7,125	$7,357	$7,577	$7,805	$8,039	$8,280	$8,528	$8,784
Retail Administration Expense	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Retail Business Develop Exp	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Tax - Property - Medina	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Tax - Property - Boerne	$-	$-	$150	$137	$-	$-	$-	$-	$-	$-	$286	$518	$533	$549	$566	$582	$600	$618
Tax - Property - Bexar	$-	$-	$107	$1,160	$-	$-	$-	$-	$-	$-	$1,266	$2,288	$2,357	$2,427	$2,500	$2,575	$2,652	$2,732
Tax - Property - Tarrant	$-	$-	$42	$42	$-	$-	$-	$-	$-	$-	$83	$151	$155	$160	$165	$170	$175	$180
Telephone Service - Boerne	$576	$576	$516	$516	$550	$581	$555	$555	$555	$555	$5,532	$9,995	$10,295	$10,604	$10,922	$11,250	$11,587	$11,935
Telephone Service - Retail	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Telephone Exp - Cell Phone	$-	$-	$100	$100	$100	$100	$100	$100	$100	$100	$800	$1,446	$1,489	$1,534	$1,580	$1,627	$1,676	$1,726
Travel Expense - Boerne	$-	$275	$250	$250	$250	$250	$250	$250	$250	$250	$2,275	$4,111	$4,234	$4,361	$4,492	$4,627	$4,765	$4,908
TCA USAGE FEES	$2,000	$-	$-	$-	$13,765	$-	$-	$-	$-	$-	$15,765	$-	$-	$-	$-	$-	$-	$-
Utilities Expense	$337	$368	$281	$295	$310	$275	$257	$257	$257	$257	$2,894	$5,230	$5,387	$5,548	$5,715	$5,886	$6,063	$6,245
Utilities Deposits												$-	$-	$-	$-	$-	$-	$-
Total G&A Exp	$14,594	$15,526	$30,892	$32,826	$83,806	$53,327	$48,925	$36,870	$36,870	$41,745	$395,384	$714,409	$686,340	$707,035	$728,356	$750,322	$772,954	$796,270
												$-
Tax - Margin	$-	$-		$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
		$-										$-
Total Other Income	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	2150	$2,150	$2,150	$2,150	$2,150	$2,150

Cash Flow	$2,040	$(6,873)	$56,671	$33,698	$(142,472)	$(72,441)	$(59,852)	$(36,551)	$(28,521)	$(24,145)	$(278,445)	$321,161	$399,579	$435,606	$474,751	$517,328	$563,688	$614,220

 Major Factors associated with the corrected numbers:

 1. COGS accurately for the fab five (apple, buttermilk, heavenly chocolate, both pecans and pumpkin) is $14.37.

 2. COGS for the stores pies is now $24.00 from BEK and are in the spreadsheet